UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 4, 2007
CANARGO ENERGY CORPORATION

( Exact name of registrant as specified in its charter )

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
July 4, 2007 — Tbilisi, Georgia — CanArgo Energy Corporation (“CanArgo”) (OSE: CNR, AMEX: CNR) today announced that the Kumisi #1 appraisal well in Georgia has been successfully drilled to a total depth (“TD”) of 11,841 feet (3,609 metres) in the Cretaceous having encountered gas shows over a significant interval.
The Kumisi #1 well was drilled to appraise the West Rustavi #16 Cretaceous gas condensate discovery made in Soviet times but never previously appraised. The well is located 7.4 miles (11.9 kilometres) to the west of the original discovery well which encountered the top Cretaceous some 2,820 feet (860 metres) deeper.
A total Cretaceous interval of approximately 2,392 feet (729 metres) was penetrated in the Kumisi well. This section is comprised of an upper carbonate sequence, interbedded limestones and tuffs underlain by more massive volcanics. Wireline logs run in the well and high background gas readings recorded while drilling indicate a potentially significant hydrocarbon column in the well with no indication of a hydrocarbon-water contact. A 5” (130 millimetres) solid liner has been run and cemented in the well to a depth of 11,539 feet (3,517 metres) below which an uncemented slotted liner has been run.
The Company is now preparing the well for an extensive well testing program. Testing is expected to commence within the next two weeks and will initially focus on the slotted liner section which is run over a potentially fractured volcanic interval where elevated gas readings were recorded during drilling. This will be followed by the testing of separate additional zones in the cased hole section. Up to three separate intervals will be tested with the current planned well completion which is to be run at approximately 10,650 feet (3,246 metres) before moving further up the hole to conduct further testing.
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.		Exhibit Description

99.1	Press Release dated July 4, 2007 issued by CanArgo Energy Corporation.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: July 5, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary

FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA
KUMISI #1 APPRAISAL WELL REACHES TOTAL DEPTH
July 4, 2007 — Tbilisi, Georgia — CanArgo Energy Corporation (“CanArgo”) (OSE: CNR, AMEX: CNR) today announced that the Kumisi #1 appraisal well in Georgia has been successfully drilled to a total depth (“TD”) of 11,841 feet (3,609 metres) in the Cretaceous having encountered gas shows over a significant interval.
The Kumisi #1 well was drilled to appraise the West Rustavi #16 Cretaceous gas condensate discovery made in Soviet times but never previously appraised. The well is located 7.4 miles (11.9 kilometres) to the west of the original discovery well which encountered the top Cretaceous some 2,820 feet (860 metres) deeper.
A total Cretaceous interval of approximately 2,392 feet (729 metres) was penetrated in the Kumisi well. This section is comprised of an upper carbonate sequence, interbedded limestones and tuffs underlain by more massive volcanics. Wireline logs run in the well and high background gas readings recorded while drilling indicate a potentially significant hydrocarbon column in the well with no indication of a hydrocarbon-water contact. A 5” (130 millimetres) solid liner has been run and cemented in the well to a depth of 11,539 feet (3,517 metres) below which an uncemented slotted liner has been run.
The Company is now preparing the well for an extensive well testing program. Testing is expected to commence within the next two weeks and will initially focus on the slotted liner section which is run over a potentially fractured volcanic interval where elevated gas readings were recorded during drilling. This will be followed by the testing of separate additional zones in the cased hole section. Up to three separate intervals will be tested with the current planned well completion which is to be run at approximately 10,650 feet (3,246 metres) before moving further up the hole to conduct further testing.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
The matters discussed in this press release include forward-looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbour provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
For more information please contact:
USA
Sabin Rossi, VP External Affairs and Investor Relations
CanArgo Energy Corporation
Tel : +1 617 669 1841
Fax : +1 617 973 6406
e-mail: sabin@canargo.com
NORWAY
Eric Cameron
Gambit H&K AS
Tel: +47 (22) 048206